Non-current assets (Tables)	12 Months Ended
Dec. 31, 2024
Non-current assets [abstract]
Schedule of non-current assets
The detail of Non-current assets held for sale in the consolidated balance sheets is as follows:

EUR million
	2024	2023	2022
Tangible assets	2,851	2,991	3,435
Of which:
Foreclosed assets	2,621	2,773	3,101
Of which property assets in Spain	1,896	2,138	2,596
Other tangible assets held for sale	230	218	334
Other assets	1,151	23	18
Of which: Caceis (Note 3)A	1,137	—	—
Total	4,002	3,014	3,453
A.As a result of the agreement for the sale of the stake in Caceis, as of 31 December 2024, this participation has been reclassified, at its carrying value, from the caption 'Investments' to the caption 'Non-current assets held for sale' in the balance sheet (see note 3).